SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:    December 19, 1996
(Date of earliest event reported)


                         MORTGAGE CAPITAL FUNDING, INC.
                             (Packager and Servicer)
                              (Issuer in Respect of
   Multifamily/Commercial Mortgage Pass-Through Certificates Series 1996-MC2)
               (Exact name of registrant as specified in charter)

            Delaware               3-25068; 33-63924           13-3408716
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     (State or other juris-           (Commission           (I.R.S. Employer
     diction of organization)          File Nos.)           Identification No.)

       399 Park Avenue, New York, New York                          10043
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     (Address of principal executive offices)                     (Zip Code)

     Registrant's Telephone Number, including area code (212) 793-5880

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     (Former name, former address and former fiscal year, if changed since last report.)

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Item 2.   Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

          On December 19, 1996, a single series of certificates, entitled Mortgage Capital Funding, Inc., Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1996-MC2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, dated as of December 1, 1996, among Mortgage Capital Funding, Inc., as Sponsor (the "Sponsor"), Citicorp Real Estate, Inc., as Mortgage Loan Seller ("CREI"), NationsBanc Mortgage Capital Corporation, as Additional Warranting Party, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, LaSalle National Bank, as Trustee and REMIC Administrator and ABN AMRO Bank N.V., as Fiscal Agent. The Certificates consist of thirteen classes identified as the "Class X Certificates", the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class R-I Certificates" and the "Class R-II Certificates", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 130 conventional fixed-rate, multifamily and commercial mortgage loans (the "Mortgage Loans"), having, as of the close of business on December 1, 1996 (the "Cut-off Date"), an aggregate principal balance of $458,055,542 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Sponsor acquired the Trust Fund assets from CREI, an affiliate of the Sponsor, pursuant to a mortgage loan purchase agreement (the "Mortgage Loan Purchase Agreement") attached hereto as Exhibit 99.1, dated as of December 11, 1996, between the Sponsor and CREI. The Sponsor sold the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates to Citibank and NationsBanc Capital Markets, Inc. ("NCMI"), as underwriters (the "Underwriters"), pursuant to an underwriting agreement (the "Underwriting Agreement") dated December 11, 1996, attached hereto as Exhibit 1.1. The Sponsor sold the Class X, Class F, Class G, Class H, Class R-I and Class R-II Certificates to Citibank and NCMI, as initial purchasers pursuant to a certificate purchase agreement (the "Certificate Purchase Agreement"), dated December 11, 1996, attached hereto as Exhibit 1.2.

          The Class A-1 Certificates have an initial stated principal balance (a "Certificate Balance") of $132,607,079. The Class A-2 Certificates have an initial Certificate Balance of $24,276,943. The Class A-3 Certificates have an initial Certificate Balance of $166,045,134. The Class B Certificates have an initial Certificate Balance of $27,483,332. The Class C Certificates have an initial Certificate Balance of $22,902,777. The Class D Certificates have an initial Certificate Balance of $18,322,221. The Class E Certificates have an initial Certificate Balance of $11,451,388. The Class R-I and Class R-II Certificates each have an initial Certificate Balance of $0.

          Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


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

Item 7.  Financial Statements and Exhibits

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits


Exhibit No.                                 Description
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    1.1                  Underwriting Agreement dated December 11, 1996, among
                         Mortgage Capital Funding, Inc., as Sponsor and Citibank, N.A. and NationsBanc Capital Markets, Inc., as Underwriters.

    1.2 Certificate Purchase Agreement dated December 11, 1996, among Mortgage Capital Funding, Inc., as Sponsor, and Citibank, N.A. and NationsBanc Capital Markets, Inc., as initial purchasers.

    4.1 Pooling and Servicing Agreement dated as of December 1, 1996, among Mortgage Capital Funding, Inc., as Sponsor, Citicorp Real Estate, Inc., as Mortgage Loan Seller, NationsBanc Mortgage Capital Corporation, as Additional Warranting Party, GMAC Commercial Mortgage Corporation, as Master Servicer and Special Servicer, LaSalle National Bank, as Trustee and REMIC Administrator and ABN AMRO Bank N.V., as Fiscal Agent.

    99.1 Mortgage Loan Purchase Agreement dated as of December 11, 1996, between Mortgage Capital Funding, Inc., as purchaser, and Citicorp Real Estate, Inc., as seller.


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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MORTGAGE CAPITAL FUNDING, INC.
(Registrant)

By: /s/ Richard L. Jarocki, Jr.
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     Richard L. Jarocki, Jr.
     Vice President


     Dated: December 19, 1996


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